EXHIBIT 4.2.2

Note: Confidential treatment has been requested for certain portions of this exhibit. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as “***”. A complete version of this exhibit is being filed separately with the Securities and Exchange Commission.

Supplemental Agreement No. 23 (“SA 23”)

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 14th day of December 2006, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A., a Chilean corporation (hereinafter called “Customer”);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as "Aircraft"), which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the "Purchase Agreement;"

WHEREAS, Customer and Boeing have come to agreement on the purchase and sale of three new Boeing Model 767-316ER Aircraft with scheduled delivery months of ***;

WHEREAS, Boeing and Customer mutually agree that a new exhibit to Purchase Agreement Number 2126 is necessary to reflect the cost of the optional features (Options) in *** base year dollars;

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

P.A. 2126	SA 23

1.	Quantity, Model, and Description.
1.1.	Purchase of Three Additional Boeing Model 767-316ER Aircraft.

This Supplemental Agreement amends the Purchase Agreement to reflect the purchase by Customer of three additional new Boeing Model 767-316ER Aircraft.

1.2.	Aircraft Description for 767-316ER Aircraft.

Boeing will manufacturer and sell to Customer, and Customer will purchase from Boeing, the Aircraft described in the attached Aircraft Information Table No. 10, including identification data for the applicable Detail Specification (Table 10).

2.	Aircraft Delivery Schedule.

The scheduled delivery month of each of the additional Aircraft is set forth in the attached Table 10.

3.	Price.
3.1.	Aircraft Basic Price.

The Aircraft Basic Price, expressed in subject to escalation dollars, and each component thereof and the Advance Payment Base Price for each of the additional Aircraft is set forth in Table 10.

4.	Payment.
4.1.1.	Boeing acknowledges receipt of funds from Customer in the amount of $*** for each of the Aircraft in Table 10. (hereinafter referred to as “Deposit”).
4.1.2.

Customer will make Advance Payments to Boeing in the amount of 30% of the Advance Payment Base Price for each of the Aircraft. These payments will begin with a payment of 1%, less any Deposit previously paid to Boeing. Additional payments (Advance Payments) for the Aircraft are due on the first business day of the months and in the amounts set forth in the attached Table 10.

4.1.3.

The total amount of Advance Payments due upon the date of this Supplemental Agreement 23 will include all Advance Payments that are or were due on or before such date in accordance with the Advance Payment Schedule set forth in the attached Table 10.

P.A. 2126	SA 23

4.1.4.	Any payments due by Customer to Boeing shall be made via wire transfer to the Boeing bank account identified below.

***

5.	Miscellaneous.
5.1.	Table of Contents.

Remove and replace in its entirety the Table of Contents, with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 23.

5.2.	Letter Agreement.

Remove and replace in its entirety Letter Agreement 6-1162-LAJ-0895R5, entitled ***, and replace it with the revised Letter Agreement 6-1162-LAJ-0895R6, entitled ***, and attached hereto.

5.3.	Incorporation of Exhibit A-8.

The Purchase Agreement is amended to incorporate Exhibit A-8 to reflect the cost of the Options for the 767-316ER Aircraft in *** base year dollars.

6.	Confidentiality.

Customer and Boeing understand that the information contained in this Supplemental Agreement is considered confidential. Each of Customer and Boeing agree to treat this Supplemental Agreement as confidential and will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any third parties, other than as required by applicable law or by the Export-Import Bank of the United States.

P.A. 2126	SA 23

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	LAN AIRLINES S.A.

By: /s/ [illegible]	By: /s/ [illegible]
***	Mr. Carlos Prado C.

Its Attorney-In-Fact	Its Senior VP Corporate Investments

P.A. 2126	SA 23

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

P.A. 2126	SA 23

TABLE OF CONTENTS

		Supplemental
ARTICLES		Agreement
1.	Quantity, Model and Description	23
2.	Delivery Schedule	23
3.	Price	23
4.	Payment	23
5.	Miscellaneous	23
6.	Confidentiality	23

             TABLE

1.	Aircraft Information Table 767-300ER Aircraft – ***	1
2.	Aircraft Information Table 767-300F Aircraft – ***	1
3.	Aircraft Information Table 767-300F Aircraft – ***	8
4.	Aircraft Information Table 767-300F Aircraft – ***	11
5.	Aircraft Information Table 767-300F Aircraft – ***	18
6.	Aircraft Information Table 767-316ER Aircraft – ***	21
7.	Aircraft Information Table 767-300F Aircraft – ***	20
8.	Aircraft Information Table 767-316ER Aircraft – ***	22
9.	Aircraft Information Table 767-316ER Aircraft – ***	22
10.	Aircraft Information Table 767-316ER Aircraft – ***	23

           EXHIBIT

A.	Aircraft Configuration
A-1	Aircraft Configuration	1
A-2	Aircraft Configuration	5
A-3	Aircraft Configuration	10
A-4	Aircraft Configuration 767-316F Aircraft – ***	15
A-5	Aircraft Configuration 767-316ER Aircraft – ***	17
A-6	Aircraft Configuration 767-316ER Aircraft – ***	22
A-7	Aircraft Configuration 767-316ER Aircraft – ***	22
A-8	Aircraft Configuration 767-316ER Aircraft – ***	23
B.	Aircraft Delivery Requirements and Responsibilities	1

SUPPLEMENTAL EXHIBITS

BFE1.	BFE Variables	1
CS1.	Customer Support Variables	1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	13
SLP1.	Service Life Policy Components
AE1	Escalation adjustment - airframe and optional features	22

P.A. 2126	SA 23

1

Supplemental
LETTER AGREEMENTS	Agreement(s)
2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	17
2126-3R4	***	13
	Supplemental
RESTRICTED LETTER AGREEMENTS	Agreement(s)

6-1162-DMH-350	***
6-1162-DMH-351	***
6-1162-DMH-472	***	1
6-1162-DMH-475	***	1
6-1162-DMH-1031R2	***	9
6-1162-LAJ-311	***	11
6-1162-LAJ-0895	***	14
6-1162-LAJ-0895R1	***	16
6-1162-LAJ-956	***
6-1162-LAJ-0895R6	***	23

P.A. 2126	SA 23

2

Aircraft Information Table No. 10

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

***

APR 43037-1F	SA 23	Table 10
LAN PA 2126		Page 1

Boeing Commercial Airplanes
P.O. Box 3707
Seattle, WA 98124-2207

  6-1162-LAJ-0895R6

6-1162-LAJ-0895R6
LAN Airlines S.A. Santiago, Chile
Subject:	***
Reference:

Purchase Agreement No. 2126 (The Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-0895R5 dated the 31st of March, 2006.

1.0	Credit Memorandum.

In consideration of Customer purchasing the Aircraft, Boeing will provide concurrent with the delivery of each Aircraft contained on the Aircraft Information Tables No. 5, 6, 7, 8, 9 and 10 of the Purchase Agreement a credit memorandum equal to ***% of the escalated Airframe Price. This credit memorandum may be used for the purchase of any Boeing goods and services including aircraft but the credit memorandum may not be used for advance payments.

2.0	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority. Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Buyer to obtain such Export License.

3.0	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is 6 months or the remainder of the initial warranty period, whichever is longer.

4.0	***

Supplemental Agreement 23

6-1162-LAJ-0895R6

5.0	***

6.0	***
7.0	Payment Due at Signing of Supplemental Agreement No. 23.

Notwithstanding payment requirements described in Supplemental Agreement No. 23, Customer may defer the payment(s) that would otherwise be required at signing to any date on or before ***.

8.0	***

9.0	***

10.0	***
10.1	***

10.2	No longer applicable—intentionally left blank.

Supplemental Agreement 23

6-1162-LAJ-0895R6

10.3	***

10.4	***

Supplemental Agreement 23

6-1162-LAJ-0895R6

10.5	***

11.0	***
11.1	***

11.2	***

Supplemental Agreement 23

6-1162-LAJ-0895R6

12.0	***

13.0	***
13.1	***

13.2	***

14.0	No longer applicable—intentionally left blank.
15.0	***
15.1	***

Supplemental Agreement 23

6-1162-LAJ-0895R6

15.2	***

16.0	***

17.0	***

Supplemental Agreement 23

6-1162-LAJ-0895R6

18.0	Aircraft Information Tables and Advance Payments.

If any Aircraft Information Table is changed Boeing will provide Customer with each such revised aircraft information table which will be incorporated into the Purchase Agreement via Supplemental Agreement. If a change to the Purchase Agreement causes the Advance Payments being held for a particular aircraft to change, Boeing will invoice Customer if more advance payments are required and Boeing will provide a refund to Customer if Boeing is holding more advance payments than are required under the Purchase Agreement because of the change. Each such payment or refund as the case may be will be made within 10 business days of the signing of a Supplemental Agreement.

19.0	***

20.0	***
20.1 ***
20.2 ***

Supplemental Agreement 23

6-1162-LAJ-0895R6

20.3	***

20.4	***

Supplemental Agreement 23

6-1162-LAJ-0895R6

21.0	***

Supplemental Agreement 23

6-1162-LAJ-0895R6

22.0     Confidentiality.

Customer and Boeing understand that the information contained in this Letter Agreement is considered confidential. Each of Customer and Boeing agree to treat this Letter Agreement as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any third parties, other than as required by applicable law or the Export-Import Bank of the United States. If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Supplemental Agreement 23

6-1162-LAJ-0895R6

Very truly yours,

THE BOEING COMPANY

By:	/s/ [illegible]
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this 14th day of December, 2006.

LAN AIRLINES S.A.

By:	/s/ [illegible] Mr. Carlos Prado C.
Its	Senior VP Corporate Investments

Supplemental Agreement 23

Exhibit A to Letter Agreement 6-1162-LAJ-0895R6

***

***

APR 34778-1F
LAN PA 2126	Boeing Proprietary	Page 1

Exhibit B1 to Letter Agreement 6-1162-LAJ-0895R6

***

***

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Exhibit A-8 to Purchase Agreement Number 2126

P.A. No. 2126	Exhibit A-8	SA-23

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 767-300ER AIRCRAFT

THE LAN AIRCRAFT

The Detail Specification is Boeing Detail Specification D019-T001LAN63E-1 dated as of January 20, 2005. Such Detail Specification will be comprised of Boeing Configuration Specification D019T001, Revision E dated November 5, 2003 to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019- T001LAN63E-1. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 2126	Exhibit A-8, Page 1	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***

P.A. No. 2126	Exhibit A-8, Page 2	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***

P.A. No. 2126	Exhibit A-8, Page 3	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-8, Page 4	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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***	***	***

P.A. No. 2126	Exhibit A-8, Page 5	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-8, Page 6	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-8, Page 7	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-8, Page 8	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-8, Page 9	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-8, Page 10	SA-23

Exhibit A-8

Purchase Agreement No. @ 2126

***$ PER AC
FO VS904
Price
CR	Title	Per A/C
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
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P.A. No. 2126	Exhibit A-8, Page 11	SA-23